AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE DATED FOR REFERENCE AUGUST 19, 2004

(the "Amended and Restated Convertible Note")

Effective as of February 23, 2007, the Amended and Restated Convertible Note dated August 14, 2006, as amended by an amending agreement dated January 31, 2007, in the principal amount of Sixty-Six Thousand Dollars ($66,000), between Nord Resources Corporation (the "Company") and Stephen D. Seymour (the "Holder") shall be amended as follows:

Section 1 shall be deleted in its entirety and replaced with the following:

"1. Maturity: Unless converted as provided in Section 2, this Note will automatically mature and be due and payable in cash upon the earlier of:

(a) April 30, 2007; and

(b) the closing date of

(i) a registered equity offering and/or a debt project financing (collectively or separately, a "Funding") in which the Company raises not less than the aggregate amount of $25,000,000, or

(ii) a significant corporate transaction (a "Significant Transaction") in which

(A) any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of the Company representing 51% or more of the common shares the Company, or

(B) there is a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or of assets of the Company valued at $12,000,000 or greater

(the "Maturity Date"). Subject to Section 2 below, interest shall accrue on this Note,"

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimiles containing original signatures shall be deemed for all purposes to be originally-signed copies of the documents which are the subject of such facsimiles.

Dated as of February 23, 2007.

AGREED TO AND ACCEPTED:

COMPANY: **NORD RESOURCES CORPORATION**		HOLDER: **STEPHEN D. SEYMOUR**	
By:	[signature]	BY:	
Name:	**John Perry**	Name:	**Stephen D. Seymour**
Title:	Senior Vice President & CFO	Address:	Rockland Investments Inc. 2201 Old Court Road, Baltimore, MD 21208 USA
Address:	1 West Wetmore Road, Suite 203 Tucson, Arizona 85705 USA		

AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE DATED FOR REFERENCE AUGUST 19, 2004

(the "Amended and Restated Convertible Note")

Effective as of February 23, 2007, the Amended and Restated Convertible Note dated August 14, 2006, as amended by an amending agreement dated January 31, 2007, in the principal amount of Sixty-Six Thousand Dollars ($66,000), between Nord Resources Corporation (the "Company") and Stephen D. Seymour (the "Holder") shall be amended as follows:

Section 1 shall be deleted in its entirety and replaced with the following:

"1. Maturity: Unless converted as provided in Section 2, this Note will automatically mature and be due and payable in cash upon the earlier of:

(a) April 30, 2007; and

(b) the closing date of

(i) a registered equity offering and/or a debt project financing (collectively or separately, a "Funding") in which the Company raises not less than the aggregate amount of $25,000,000, or

(ii) a significant corporate transaction (a "Significant Transaction") in which

(A) any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of the Company representing 51% or more of the common shares the Company, or

(B) there is a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or of assets of the Company valued at $12,000,000 or greater

(the "Maturity Date"). Subject to Section 2 below, interest shall accrue on this Note."

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimiles containing original signatures shall be deemed for all purposes to be originally-signed copies of the documents which are the subject of such facsimiles.

Dated as of February 23, 2007.

AGREED TO AND ACCEPTED:

COMPANY:
NORD RESOURCES CORPORATION

By: ______________________

Name: John Perry

Title: Senior Vice President & CFO

Address: 1 West Wetmore Road, Suite 203
Tucson, Arizona 85705 USA

HOLDER:
STEPHEN D. SEYMOUR

BY: [signature]

Name: Stephen D. Seymour

Address: Rockland Investments Inc.
2201 Old Court Road,
Baltimore, MD 21208 USA